GSV Capital Corp. Reports Second Quarter 2013 Results of Operations

Net Asset Value of $12.87 Per Share as of June 30, 2013

WOODSIDE, Calif., August 7, 2013 -- (GLOBE NEWSWIRE) -- GSV Capital Corp., ("GSV" or the “Company”) (Nasdaq:GSVC), today reported financial results for the second quarter ended June 30, 2013.

“We are pleased to report an increase in our net asset value of $0.18 to $12.87 per share for the second quarter, reflecting what we believe is the pre-IPO value creation that is a hallmark of the companies in our portfolio,” said Michael Moe, GSV's founder and Chief Executive Officer. “Momentum is building as we believe several of these later stage companies approach exit, including Control4 (Nasdaq:CTRL) which successfully completed its IPO last Friday. We are equally enthusiastic about the prospects for the latest additions to our portfolio, including our new top ten investment position in online education provider Coursera.”

Portfolio as of June 30, 2013

At June 30, 2013, the Company had positions in 45 portfolio companies at a collective fair value of $244.2 million. Out of GSV’s 45 portfolio companies, the top 10 investments represented 62.8% of net asset value, and the top three investments represented 30.5% of net asset value. Net assets totaled $248.6 million or $12.87 per share at June 30, 2013, an increase of $0.18 per share from net assets of $12.69 per share at March 31, 2013.

Top Ten Investments at June 30, 2013

$ in millions	Fair Value	% of Net Asset Value
Twitter, Inc.	$37.6	15.1%
Palantir Technologies, Inc.	23.0	9.3
Dropbox, Inc.	15.1	6.1
Violin Memory, Inc.	14.4	5.8
Chegg, Inc.	14.0	5.6
Solexel, Inc.	11.0	4.4
2U, Inc. (f/k/a 2tor, Inc.)	10.6	4.3
Avenues World Holdings LLC	10.4	4.2
Coursera, Inc.	10.0	4.0
Kno Inc.	9.9	4.0
Total	$156.0	62.8%

GSV Capital Corp. Page 2 of 11

Portfolio Investment Activity

During the second quarter of 2013, GSV invested in new portfolio companies Coursera, Inc., a massive online open course (MOOC) provider; AliphCom, Inc. (d/b/a Jawbone), a provider of smart devices; and oDesk Corporation, an online workplace platform. GSV also made additional investments in the following existing portfolio companies: ZocDoc Inc.; SugarCRM Inc.; Solexel, Inc.; Dailybreak, Inc., CUX Inc. (d/b/a CorpU); and AlwaysOn, Inc.

Financial Results

Net investment loss was $2,386,911 or $0.12 per share, for the second quarter of 2013, compared to a net investment loss of $2,080,119, or $0.13 per share, for the second quarter of 2012. For the three months ended June 30, 2013, GSV had a net change in unrealized appreciation of $12.2 million, or $0.63 per share, resulting from appreciation of its investments, including its investments in Palantir Technologies, Inc., Twitter, Inc. and Dataminr, Inc., as well as the reclassification of the losses on its investments in Top Hat 430, Inc., Serious Energy, Inc., and AltEgo, LLC from unrealized loss to realized loss on investments. GSV recorded a realized loss of $6.3 million or $0.33 per share during the three months ended June 30, 2013 as a result of the write-off of its investments in Top Hat 430, Inc., Serious Energy, Inc., and AltEgo, LLC. Net increase in net assets resulting from operations was $3,515,703, or $0.18 per share, for the three months ended June 30, 2013, compared to a net decrease in net assets resulting from operations of $5,474,894, or $0.34 per share, for the three months ended June 30, 2012.

Weighted average common shares outstanding were 19.3 million for the three months ended June 30, 2013, and 16.3 million for the three months ended June 30, 2012.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is (877) 941-1465 and the conference call number for participants outside the U.S. is (480) 629-9867. The conference ID number for both call numbers is 4633999. Additionally, interested parties can listen to a live webcast of the call from the "Investors" section of GSV Capital's website at http://investors.gsvcap.com/. Management will utilize a presentation during the conference call. The presentation is also available in the “Investors” section of GSV Capital’s website.

A replay of the conference call may be accessed through August 14, 2013 by dialing (800) 406-7325 (U.S.) or (303) 590-3030 (international), using conference ID number 4633999. An archived replay of the webcast will also be available for 12 months following the live presentation.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

GSV Capital Corp. Page 3 of 11

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

Contact

Financial Profiles, Inc.

Tricia Ross, (650) 235-4769

gsv@finprofiles.com

GSV Capital Corp. Page 4 of 11

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2013	December 31, 2012
ASSETS	(Unaudited)
Investments at fair value:
Investments in affiliated securities (cost of $35,632,566 and $38,210,753, respectively)	$31,939,574	$34,648,363
Investments in non-control/non-affiliated securities (cost of $209,662,962 and $198,936,982, respectively)	212,258,912	190,748,722
Investments in money market funds (cost of $0 and $16,000,000, respectively)	-	16,000,000
Total Investments (cost of $245,295,528 and $253,147,735, respectively)	244,198,486	241,397,085

Cash	4,634,110	11,318,525
Due from:
GSV Asset Management	2,606	5,723
Portfolio companies	190,630	316,377
Prepaid expenses	113,682	63,953
Dividend receivable	13,225	1,920
Other assets	6,255	27,145
Total Assets	249,158,994	253,130,728

LIABILITIES
Due to:
GSV Asset Management	438,848	51,194
Accounts payable	91,954	204,093
Accrued expenses	20,943	292,640
Total Liabilities	551,745	547,927
Net Assets	$248,607,249	$252,582,801

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 19,320,100 and 19,320,100 issued and outstanding, respectively)	$193,201	$193,201
Paid-in capital in excess of par	275,837,514	275,837,514
Accumulated net investment loss	(15,271,381)	(10,316,745)
Accumulated net realized loss on investments	(11,055,043)	(1,380,519)
Accumulated net unrealized depreciation on investments	(1,097,042)	(11,750,650)
Net Assets	$248,607,249	$252,582,801

Net Asset Value Per Share	$12.87	$13.07

GSV Capital Corp. Page 5 of 11

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
INVESTMENT INCOME
Interest income	$-	$7,808	$-	$7,808
Interest income from non-control/non-affiliated securities	-	95,075	-	207,176
Dividend income	15,723	7,471	20,258	13,175
Total Investment Income	15,723	110,354	20,258	228,159

OPERATING EXPENSES
Investment management fees	1,246,378	1,126,091	2,529,977	1,748,017
Costs incurred under administration agreement	709,885	602,201	1,597,869	947,795
Directors’ fees	65,000	65,000	130,250	107,500
Professional fees	220,978	222,561	457,864	354,406
Insurance expense	64,062	55,485	117,075	102,154
Investor relations expense	72,943	95,038	116,505	109,288
Other expenses	23,388	24,097	25,354	33,120
Total Operating Expenses	2,402,634	2,190,473	4,974,894	3,402,280

Net Investment Loss	(2,386,911)	(2,080,119)	(4,954,636)	(3,174,121)

Net Realized Loss on Investments	(6,327,632)	(1,380,263)	(9,674,524)	(1,380,519)

Net Change in Unrealized Appreciation (Depreciation) on Investments	12,230,246	(2,014,512)	10,653,608	(1,003,317)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,515,703	$(5,474,894)	$(3,975,552)	$(5,557,957)

Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share	$0.18	$(0.34)	$(0.21)	$(0.43)

Weighted Average Common Shares Outstanding	19,320,100	16,287,133	19,320,100	12,837,133

GSV Capital Corp. Page 6 of 11

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three months ended June 30, 2013		Three months ended June 30, 2012
Per Share Data:
Net asset value at beginning of period	$12.69		$13.47
Issuance of common shares	-		0.99	(3)
Underwriters’ discount	-		(0.35)	(2)
Offering costs	-		(0.02)	(2)
Net investment loss	(0.12)	(1)	(0.13)	(1)
Realized loss	(0.33)	(1)	(0.07)	(2)
Change in unrealized appreciation (depreciation)	0.63	(1)	(0.08)	(6)
Net asset value at end of period	$12.87		$13.81

	Six months ended June 30, 2013		Six months ended June 30, 2012
Per Share Data:
Net asset value at beginning of period	$13.07		$12.95
Issuance of common shares	-		1.91	(3)
Underwriters’ discount	-		(0.72)	(2)
Offering costs	-		(0.04)	(2)
Net investment loss	(0.25)	(1)	(0.16)	(2)
Realized loss	(0.50)	(1)	(0.07)	(2)
Change in unrealized appreciation (depreciation)	0.55	(1)	(0.06)	(6)
Net asset value at end of period	$12.87		$13.81

(1)	Based on weighted average number of shares outstanding for the period.

(2)	Based on shares outstanding at end of period.

(3)	Issuance of common shares for the three months ended June 30, 2012 is based on the change in net asset value from the secondary offering on May 11, 2012. Issuance of common shares for the six months ended June 30, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.

(6)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

GSV Capital Corp. Page 7 of 11
GSV CAPITAL CORP. AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2013
(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Twitter, Inc.	San Francisco, CA
Common shares	Social	1,835,600	$31,755,821	$36,351,602	14.62%
Preferred shares, Series A	Communication	65,000	1,235,290	1,287,238	0.52%
Total			32,991,111	37,638,840	15.14%

Palantir Technologies, Inc.	Palo Alto, CA
Common shares, Class A	Cyber Security	7,145,690	20,051,479	21,994,434	8.85%
Preferred shares, Series G		326,797	1,008,968	1,012,664	0.41%
Total			21,060,447	23,007,098	9.26%

Dropbox, Inc.	San Francisco, CA
Common share	Online	760,000	8,641,153	8,740,000	3.52%
Preferred shares, Series A-1	Storage	552,486	5,015,333	6,353,589	2.56%
Total			13,656,486	15,093,589	6.08%

Violin Memory, Inc.	Mountain View, CA
Preferred shares, Series D	Memory	1,666,666	10,018,370	9,999,996	4.02%
Preferred shares, Series B	Flash	800,000	4,800,798	4,360,000	1.75%
Total			14,819,168	14,359,996	5.77%

Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,274,193	10,014,248	9,571,313	3.85%
Preferred shares, Series F		500,000	4,008,654	4,478,523	1.80%
Total			14,022,902	14,049,836	5.65%

Solexel, Inc.	Milpitas, CA
Preferred shares, Series C	Solar Power	5,034,324	11,016,624	10,999,998	4.42%

2U, Inc. (f/k/a 2tor, Inc.)	Landover, MD
Common shares	Online Education	1,151,802	8,757,668	9,247,603	3.72%
Preferred shares, Series A		167,431	1,273,125	1,344,272	0.54%
Total			10,030,793	10,591,875	4.26%

Avenues World Holdings LLC (3)	New York, NY
Preferred shares, Class A-1	Globally-focused	5,000,000	10,026,005	10,395,159	4.18%
	Private School

Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,039,609	9,999,999	9,999,999	4.02%

Kno, Inc.	Santa Clara, CA
Preferred shares, Series C	Digital	440,313	2,262,006	2,249,999	0.91%
Preferred shares, Series C-1	Textbooks	1	7,510,334	7,500,000	3.02%
Common shares		50,000	214,681	172,914	0.07%
Total			9,987,021	9,922,913	4.00%

GSV Capital Corp. Page 8 of 11

GSV CAPITAL CORP. AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
June 30, 2013
(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

Facebook, Inc. (7)	Menlo Park, CA
Common shares, Class A	Social Networking	350,000	$10,472,294	$8,708,000	3.50%

Control4 Corporation (9)	Salt Lake City, UT
Common shares	Home Automation	782,821	7,011,025	7,518,198	3.02%

SugarCRM, Inc.	Cupertino, CA
Common shares	Customer	1,480,131	5,192,673	5,180,459	2.08%
Preferred shares, Series E	Relationship	373,134	1,500,522	1,652,476	0.66%
Total	Manager		6,693,195	6,832,935	2.74%

ZocDoc Inc.	New York, NY
Preferred shares, Series A	Online Medical	200,000	3,563,178	3,100,000	1.25%
Common Stock	Scheduling	111,866	1,734,878	1,733,923	0.70%
Total			5,298,056	4,833,923	1.95%

Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	4,008,093	1.61%

Gilt Groupe, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,433	3,841,793	1.55%

Spotify Technology S.A. (7)	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	3,682,927	1.48%

StormWind, LLC (2) (5)	Scottsdale, AZ
Preferred shares, Series B	Interactive Learning	3,279,629	2,019,687	3,667,495	1.48%
	Platform

Learnist Inc, (f/k/a Grockit, Inc.) (2) (10)	San Francisco, CA
Preferred shares, Series D	Online Test	2,728,252	2,005,945	2,018,906	0.82%
Preferred shares, Series E	Preparation	1,731,501	1,503,670	1,427,558	0.57%
Total			3,509,615	3,446,464	1.39%

Fullbridge, Inc. (2)	Cambridge, MA
Preferred shares, Series C	Business Education	1,728,724	3,260,465	3,289,115	1.32%
Warrants		186,170	-	-	-%
Total			3,260,465	3,289,115	1.32%

GSV Capital Corp. Page 9 of 11

GSV CAPITAL CORP. AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
June 30, 2013
(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

CUX, Inc. (d/b/a CorpU) (1) (2)	San Francisco, CA
Common Stock	Corporate Education	615,763	$2,006,077	$2,483,986	1.00%
Convertible preferred shares, Series D		169,033	778,607	775,861	0.31%
Warrants		16,903	-	-	-%
Total			2,784,684	3,259,847	1.31%

Global Education Learning (Holdings) Ltd. (2) (7)	Hong Kong
Preferred shares, Series A	Education Technology	1,472,175	2,999,998	3,187,140	1.28%

Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript	2,400,384	3,000,000	3,040,167	1.22%
	Exchange

Whittle Schools, LLC (2) (4)	New York, NY
Preferred shares, Series B	Globally-focused	3,000,000	3,000,000	3,000,000	1.21%
	Private School

Dataminr, Inc.	New York, NY
Preferred shares, Series B	Social Media	904,977	2,063,356	2,972,849	1.20%
	Analytics

Totus Solutions, Inc. (2)	Carrollton, TX
Common shares	LED Lighting	20,000,000	5,023,748	2,586,345	1.04%

Dailybreak, Inc. (2)	Boston, MA
Preferred shares, Series A-1	Social Advertising	1,878,129	2,430,950	2,422,788	0.97%

SharesPost, Inc.	San Bruno, CA
Preferred shares, Series B	Online Marketplace	1,771,653	2,258,328	2,232,283	0.90%
Common warrants, $0.13 strike price, expire 6/15/2018	(Finance)	770,934	23,128	138,768	0.06%
Total			2,281,456	2,371,051	0.96%

Silver Spring Networks, Inc. (8)	Redwood City, CA
Common shares	Smart Grid	102,028	5,145,271	2,366,472	0.95%

TrueCar, Inc.	Santa Monica, CA
Common shares	Online Marketplace	377,358	2,014,863	2,305,338	0.93%
	(Cars)

Maven Research, Inc. (2)	San Francisco, CA
Preferred shares, Series C	Knowledge	318,979	1,999,998	1,828,817	0.74%
Preferred shares, Series B	Networks	49,505	217,206	232,971	0.09%
Total			2,217,204	2,061,788	0.83%

GSV Capital Corp. Page 10 of 11

GSV CAPITAL CORP. AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
June 30, 2013
(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares / Capital Contribution	Cost	Fair Value	% of Net Assets

S3 Digital Corp. (d/b/a S3i) (2)	New York, NY
Preferred shares, Class A1	Sports Analytics	1,033,452	$989,058	$1,123,622	0.45%
Preferred warrants, $1.00 strike price, expire 11/21/2017		500,000	31,354	-	-%
Total			1,020,412	1,123,622	0.45%

NestGSV, Inc. (2)	Redwood City, CA
Preferred shares, Series A	Incubator	1,000,000	1,021,778	1,093,866	0.44%

The rSmart Group, Inc.	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,266,940	933,381	0.38%

DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A	Education Technology	3,579,610	758,017	828,257	0.33%

AlwaysOn, Inc. (2)	Woodside, CA
Preferred shares, Series A	Social Media	1,066,626	1,027,391	600,000	0.24%
Preferred shares, Series A-1		3,152,417	624,783	203,011	0.08%
Total			1,652,174	803,011	0.32%

AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common Stock	Audio Electronics Company	150,000	793,152	750,000	0.30%

SinoLending Ltd. (2) (7)	Shanghai, China
Preferred shares, Class A	Chinese P2P Lending	6,414,368	501,998	604,859	0.24%

NestGSV Silicon Valley, LLC (2) (6)	Redwood City, CA
Common membership interest	Incubator	$500,000	500,000	514,084	0.21%

Ozy Media, Inc.	Mountain View, CA
Preferred shares, Series Seed	Social Media	500,000	500,000	513,725	0.21%

Starfish Holdings, Inc. (d/b/a YourOffers) (2)	Beverly Hills, CA
Preferred shares, Series A	Marketing Platform	43,878,894	2,177,461	500,000	0.20%
Common warrants, $0.00001 strike price, expire 11/13/2019		144,800,351	-	-	-%
Total			2,177,461	500,000	0.20%

GSV Capital Corp. Page 11 of 11

GSV CAPITAL CORP. AND SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
June 30, 2013
(Unaudited)

Portfolio Investments*	Headquarters / Industry	Shares	Cost	Fair Value	% of Net Assets

The Echo System Corp. (2)	New York, NY
Preferred shares, Series A	Social Analytics	512,365	$1,436,404	$379,150	0.15%
Preferred warrants, $0.20 strike price, expire 11/14/2016		68,359	75,988	-	- %
Total			1,512,392	379,150	0.15%

NewZoom, Inc. (d/b/a ZoomSystems)	San Francisco, CA
Preferred shares, Series A	Smart e-tail (Retail)	1,250,000	260,476	262,500	0.11%

Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	250,000	0.10%

Odesk Corporation	Redwood City, CA
Common Stock	Online Marketplace	30,000	183,269	180,000	0.07%

Total Portfolio Investments			245,295,528	244,198,486	98.23%

Total Investments			$245,295,528	$244,198,486	98.23%

* All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
(1) Investment is income producing.
(2) Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(3) GSV Capital Corp.’s investment in Avenues World Holdings LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.
(4) GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc.
(5) GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.
(6) GSV Capital Corp.’s investment in NestGSV Silicon Valley, LLC is held through its wholly-owned subsidiary GSVC NG Holdings, Inc.
(7) Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of GSV Capital Corp.’s total assets at the time of acquisition of any additional non-qualifying assets.
(8) On March 12, 2013, Silver Spring Networks, Inc. priced its initial public offering, selling 4,750,000 shares at a price of $17 per share. GSV Capital Corp.’s shares in Silver Spring Networks, Inc. are subject to a lock-up agreement that expires on September 8, 2013. At June 30, 2013, GSV Capital Corp. valued Silver Spring Networks, Inc. based on its June 30, 2013 closing price.
(9) On July 22, 2013, Control4 Corporation completed a 1:5.2 reverse stock split which has been reflected above.
(10) On July 31 2013, Grockit, Inc. changed its name to Learnist, Inc.